As filed with the Securities and Exchange Commission on November 14, 2001.


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 23, 2001


                             FLOTEK INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)


          Delaware                  1-132170                 77-0709256
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)            File Number)           Identification No.)


                 7030 Empire Central Drive, Houston, Texas 77040
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 849-9911


                                 Not Applicable
          (Former name or former address, if changed since last report)

                             FLOTEK INDUSTRIES, INC.
                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K



Item 2.    Acquisition and Disposition of Assets..............3


Item 5.    Other Events.......................................3


Item 7.    Financial Statements and Exhibits..................4


Signature.....................................................5

Item 2. Acquisition or Disposition of Assets.

     On October 31, 2001, Flotek Industries, Inc. completed the closing of its previously announced merger with Chemical & Equipment Specialties, Inc. ("CESI"). In connection with the merger, the Company issued 2,994,478 shares of common stock and assumed employee stock options and contingent share issuance obligations totaling 117,524 shares. All such share amounts reflect the 120 to 1 reverse stock split described below.

     Simultaneously with the closing of the merger, all preferred shares of Flotek Industries, Inc. have been converted to common stock at the rate of $3.24 per share (post-split). Subsequent to August 15, 2001 and prior to the closing of the merger, warrants to purchase 536,141 shares of common stock at $3.60 per share (post-split) were exercised, resulting in cash proceeds to the Company of $1,930,106. Accordingly, the total outstanding common shares of the Company, after giving effect to the shares issued in the CESI merger and the reverse stock split (excluding adjustments for fractional shares to be paid in cash) is 4,850,696 shares.

     CESI, headquartered in Duncan, Oklahoma, operates in two primary segments of the oilfield service industry; specialty chemicals and equipment manufacturing. The specialty chemical segment develops, manufactures and packages innovative cementing and stimulation chemicals, including the development of environmentally neutral chemicals. The equipment manufacturing segment manufactures, to exacting specifications and ISO 9001 standards, specialized cementing equipment (pumping and bulk material transport) and stimulation equipment (nitrogen, blending and pumping), as well as proprietary automated monitoring and control systems. CESI also designs and constructs automated bulk material handling and loading facilities for major oilfield service companies.

     For accounting purposes, the merger will be treated under the purchase method of accounting as an acquisition of Flotek Industries, Inc. by CESI. Accordingly, the combined company financial statements will reflect the historical results of CESI and will incorporate the results of the current Flotek Industries Inc. only for periods subsequent to the merger. The combined financial statements will also revalue the assets and liabilities of the current Flotek Industries, Inc. in accordance with purchase accounting rules. The Company will report its future results on a calendar year basis, effective with the current year ending December 31, 2001.

Item 5. Other Events.

     Flotek Industries Inc. held a special shareholders' meeting on October 23, 2001 to consider and vote upon a change in the Company's jurisdiction of incorporation from Alberta, Canada to Delaware. With 76.7% of the Company's voting shares represented at the meeting, the resolution was approved by 99.96% of the shares voted. The resolution was subsequently submitted to the Court of Queen's Bench of Alberta for final approval of the Court, which was received on October 30, 2001. In connection with this change, one share of common stock of the new Flotek Industries, Inc. (Delaware), was issued for each 120 outstanding common shares of the old Flotek Industries Inc. (Alberta), accomplishing a reverse stock split of 120 to 1. The Company will redeem fractional shares for cash. The reverse stock split was given effect at the opening of trading on November 5, 2001. Also on that date, the Company began trading with a new stock ticker symbol, "FLTK", to reflect its change in status from a foreign-domiciled corporation to a Delaware corporation.

Item 7. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

     On or prior to January 14, 2002, the Company will be filing an amended Current Report on Form 8-K which will include the financial statements of CESI required by SEC Regulations.

(b)  Pro forma Financial Information.

     On or prior to January 14, 2002, the Company will be filing an amended Current Report on Form 8-K which will include pro forma financial statements reflecting the combined operations of Flotek Industries, Inc. and CESI as if the companies had been consolidated for historical reporting periods, as required by SEC Regulations.

(c)  Exhibits.

     The following exhibits are filed herewith or incorporated by reference.

Exhibit
Number           Description of Exhibit
-------       ---------------------------

 2.1 Agreement and Plan of Reorganization by and between Flotek Industries Inc. and Chemical & Equipment Specialties, Inc. (a)

99.1          Acquiror Shareholders Agreement

99.2          Acquiror Shareholder Lock-up Agreement


(a) Incorporated by reference to the Company's Form 8-K filed with the Commission on October 12, 2001

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FLOTEK INDUSTRIES INC.
                                   Registrant


Date:  November 14, 2001           By:  /s/ Jerry D. Dumas, Sr.
                                        ----------------------------
                                        Jerry D. Dumas, Sr.
                                        Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


   Exhibit                                                       Page
   Number                      Description                      Number
   -------                     -----------                      ------

    2.1        Agreement and Plan of  Reorganization  by
               and between Flotek Industries  Inc. and
               Chemical & Equipment Specialties, Inc.             (a)

   99.1        Acquiror Shareholders Agreement                     7

   99.2        Acquiror Shareholder Lock-up Agreement             15



(a) Incorporated by reference to the Company's Form 8-K filed with the Commission on October 12, 2001


                                                                    EXHIBIT 99.1
                                                                    ------------



                         ACQUIROR SHAREHOLDERS AGREEMENT

     THIS ACQUIROR SHAREHOLDERS AGREEMENT ("Agreement") is made effective as of the 15th day of August, 2001 by and among Flotek Industries, Inc., an Alberta, Canada corporation ("Acquiror"), Chemical and Equipment Specialties, Inc. ("Target"), an Oklahoma corporation, and each of the undersigned shareholders (the "Shareholders") of Acquiror, with reference to the following circumstances:

                                    RECITALS

     A. Target and Acquiror have entered into an Agreement and Plan of Reorganization of even date herewith (the "Reorganization Agreement"), providing for the merger of a subsidiary of Acquiror with and into Target; and

     B. As a condition to Acquiror's execution of the Reorganization Agreement, the Shareholders have agreed to make certain representations, warranties and covenants set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and other good and valuable consideration, the parties agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF EACH SHAREHOLDERS. As a material inducement to Target to enter into the Reorganization Agreement and to consummate the transactions contemplated thereby, each of the Shareholders, severally and not jointly, represents and warrants to Acquiror and Target, as of the date of this Agreement and as of the Merger Closing under the Reorganization Agreement, as follows:

     1.1 Authority; Power; Binding Effect on Shareholder. Such Shareholder has the requisite right, power, authority and capacity to execute and deliver this Agreement and to make the representations and warranties of such Shareholder herein and to perform such Shareholder's obligations hereunder. The execution, delivery and performance of this Agreement by such Shareholder has been authorized by all necessary action on the part of such Shareholder and no other proceedings (corporate or other) on the part of such Shareholder are necessary to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by such Shareholder and, assuming the due execution and delivery of this Agreement by Acquiror, constitutes the legal, valid and binding obligation of such Shareholder enforceable against such Shareholder in accordance with its terms and conditions.

     1.2 Ownership by Shareholder of Target Securities. Such Shareholder is the lawful record and beneficial owner of the number of shares of common stock of Acquiror ("Acquiror Common Stock"), Series A Convertible Preferred Stock of Acquiror ("Acquiror Preferred Stock"), and warrants to acquire Acquiror Common Stock expiring April 30, 2010 ("Acquiror Warrants") set forth opposite such Shareholder's name on Exhibit "A" attached hereto, free and clear of any lien, claim or encumbrance (except as set forth in Exhibit A). Except for the Acquiror Warrants and as indicated on Exhibit "A" attached hereto, such Shareholder holds no options, warrants, calls, conversion or other rights, or any agreements or commitments of any nature which obligate Acquiror or any Subsidiary of Acquiror to issue any additional shares of capital stock or any securities convertible into or exchangeable for any such shares of capital stock.

     1.3  Securities Laws Matters.
          -----------------------

          (a) Such Shareholder is either an accredited investor and/or has such knowledge and experience in financial and business matters that such Shareholder is capable of evaluating the merits and risks of an investment in the Acquiror Preferred Stock, the Acquiror Common Stock to be acquired upon conversion of the Acquiror Preferred Stock or exercise of the Acquiror Warrants and has had the opportunity to obtain advice from professional advisors, including attorneys and accountants, with respect to all aspects of the transactions contemplated herein and the ownership of Acquiror Common Stock and Acquiror Warrants, including the impact of all relevant securities and tax laws thereon;

          (b) Such Shareholder has been furnished by Acquiror with a copy of Acquiror's Annual Report on Form 10-K for the year ended February 28, 2001 and the Form 10-Q for the three months ended May 31, 2001 as filed with the Securities and Exchange Commission (the "Commission");

          (c) Such Shareholder (i) has received copies of the financial statements of Target for the six months ended June 30, 2001; and (ii) has had access to such other information concerning Target and Acquiror as such Shareholder has reasonably requested;

          (d) Such Shareholder acknowledges that the Acquiror Common Stock issuable upon conversion of the Acquiror Preferred Stock and exercise of the Acquiror Warrants have not been registered under the Securities Act of 1993, as amended (the "Securities Act"), or the securities laws of any state, that the Acquiror Common Stock is being acquired for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of such Acquiror Common Stock for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing of said Acquiror Common Stock in full compliance with all applicable provisions of the Securities Act, the rules and regulations promulgated thereunder, and applicable state securities laws; and that such shares must be held indefinitely unless they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available;

          (e) Such Shareholder has had the opportunity to ask questions of, and receive answers from, Target and Acquiror concerning the terms and conditions of the Reorganization Agreement transactions contemplated thereby and to obtain any additional information reasonably necessary to verify the accuracy of the information referred to in subsections (b) and
     (c) above. Each question which such Shareholder has asked has been answered, each document concerning Acquiror and Target which such Shareholder has reasonably requested has been furnished and there is no further information concerning Acquiror or Target that such Shareholder desires to obtain; and

          (f) Such Shareholder understands that the Acquiror Common Stock issuable to such Shareholder shall bear a legend in substantially the following form:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). SUCH SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE SECURITIES ACT AND SUCH LAWS.

2. COVENANTS AND AGREEMENTS OF THE SHAREHOLDERS. Each of the Shareholders, severally and not jointly, covenants and agrees as follows:

     2.1 No Inconsistent Action; Voting Agreement. Each Shareholder shall not take any action that is inconsistent with such Shareholder's obligations under this Agreement, and such Shareholder has voted, agrees to vote or shall have voted all Acquiror Preferred Stock owned by such Shareholder in favor of the approval of (i) the Reorganization Agreement and the transactions contemplated thereby and (ii) the change in the jurisdiction of the domicile of Acquiror from Alberta to Delaware (the "Change in Domicile") and, accordingly, shall not seek nor be entitled to any dissenter's or appraisal rights with respect to their Preferred Stock in connection with the Reorganization Agreement and the transaction contemplated thereby or the Change in Domicile. Each of the Shareholders who is a director or officer of Acquiror (or who is controlled by such persons) also agrees to vote all Acquiror Common Stock owned by him (or by persons controlled by him) including any shares acquired on exercise of Acquiror Warrants or options or on conversion of Acquiror Preferred Stock in favor of the approval of (i) the Reorganization Agreement and the transactions contemplated thereby and (ii) the change in the jurisdiction of the domicile of Acquiror from Alberta to Delaware (the "Change in Domicile") and, accordingly, shall not seek nor be entitled to any dissenter's or appraisal rights with respect to their shares of Common Stock in connection with the Reorganization Agreement and the transactions contemplated thereby or the Change in Domicile.

     2.2 Confidentiality. Each Shareholder agrees to keep confidential all information obtained by such Shareholder with respect to Target and Acquiror in connection with this Agreement and the Reorganization Agreement (including the existence and terms of the transactions contemplated by the Reorganization Agreement) and shall use such information solely in connection with the transactions contemplated hereby. Notwithstanding the foregoing, such Shareholder shall not be required to keep confidential information that (a) is known or available through other lawful sources not bound by a confidentiality agreement with the disclosing party, (b) is or becomes publicly known through no fault of the receiving party or its agents, (c) is required to be disclosed pursuant to an order or request of a judicial authority or governmental entity (provided the disclosing party is given reasonable prior notice) or (d) is developed by the receiving party independently of the disclosure by the disclosing party.

      2.3 Acquisition Proposals. Unless and until the Reorganization Agreement shall be terminated in accordance with its terms, each Shareholder shall not, nor shall such Shareholder authorize or permit any representative or agent to, directly or indirectly, solicit, initiate or encourage submission of (including by way of furnishing information) any proposal or offer from any person which constitutes, or may reasonable be expected to lead to, any Acquisition Proposal (as defined herein), entertain any discussions or negotiations with respect to an Acquisition Proposal, or enter into any agreement or commitment providing for or relating to an Acquisition Proposal. With respect to Acquisition Proposals received by a Shareholder after the date of this Agreement, such Shareholder shall promptly notify Target and Acquiror upon receipt of any Acquisition Proposal or any request for information relating to Acquiror in connection with an Acquisition Proposal or for access to the directors, personnel, assets, books or records of Acquiror. For purposes of this Agreement, "Acquisition Proposal" means any offer or proposal for, or any indication of interest in, a merger, consolidation or other business combination involving Acquiror, the acquisition of a majority of the equity securities of Acquiror, or the acquisition of all or a substantial portion of the assets of Acquiror, excluding the transactions contemplated by the Reorganization Agreement.

     2.4 Conversion of Acquiror Preferred Stock and Exercise of Acquiror Warrants. Such Shareholder acknowledges that the Reorganization Agreement (i) permits him to convert his Acquiror Preferred Stock into Acquiror Common Stock at a "Conversion Price" as defined in the terms of the Target Preferred Stock of US $0.027 rather than US $0.03 as provided in the Acquiror Preferred Stock if converted before the Merger Closing Date; and (ii) requires that the Shareholders convert at least 90% of the Acquiror Preferred Stock outstanding on or before the Merger Closing and exercise or amend at least 90% of the Acquiror Warrants outstanding on or before the Warrant Exercise Date with at least 85% of the Acquiror Warrants being exercised for cash and that if such conditions are not satisfied, the transactions contemplated by the Reorganization Agreement may not occur. By so indicating on the signature page, such Shareholder hereby elects to convert his Acquiror Preferred Stock on the Merger Closing Date and exercise his Acquiror Warrants for cash on the Warrant Exercise Date. Such Shareholder acknowledges and agrees that the issuance of the Acquiror Common Stock upon conversion of the Acquiror Preferred Stock will not result in any adjustment to the exercise price of the Acquiror Warrants.

     2.5 Indemnification by Shareholders. Each Shareholder individually agrees to indemnify and hold Acquiror and Target harmless from and against any and all liabilities, damages, losses, claims, demands, costs or expenses (including interest, penalties, reasonable attorneys' and accountants' fees and expenses) which Acquiror or Target shall suffer or incur resulting from, relating to or arising out of (i) any inaccuracy in any representation or warranty by such Shareholder under this Agreement or (ii) the failure of such Shareholder to perform such Shareholder's obligations under this Agreement.

3.   RECEIPT OF MERGER CONSIDERATION.
     -------------------------------

     3.1 Receipt of Acquiror Common Stock. Each of the Shareholders hereby appoints Jerry Dumas and Gary Pittman, or either of them, as such Shareholder's agent to receive on such Shareholder's behalf from Acquiror at the Warrant Exercise Date and the Merger Closing Date the Acquiror Common Stock to which such Shareholder is entitled pursuant to Section 2.4. The Acquiror Common Stock shall be disbursed by such agent after the occurrence of the Warrant Exercise Date and the Merger Closing Date to the Shareholders.

     3.2 Acceptance of Appointment. Jerry Dumas and Gary Pittman hereby accept the appointments described above.

4. TERMINATION. This Agreement shall automatically terminate upon any termination of the Reorganization Agreement.

5.   MISCELLANEOUS.
      -------------

     5.1 Notices. All notices and other communications required or permitted hereunder must be in writing and shall be deemed to have been duly given when
(a) delivered by hand (with written confirmation of receipt), (b) when received by the addressee, if mailed by first class mail, postage prepaid, registered or certified with return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate party at the addresses set forth below:

      If to Acquiror:

                     Flotek Industries
                     7030 Empire Central Drive
                     Houston, TX  77040
                     Facsimile: 713-466-8386
                     Attn:  Jerry Dumas

      If to Target:

                     Chemical & Equipment Specialties, Inc.
                     P. O. Box 1006
                     Duncan, OK  73533
                     Facsimile: 580-255-2673
                     Attn:  Glenn Penny

If to any Shareholder, at the address of such Shareholder set forth in Exhibit "A" attached hereto or to such other address or addresses as any party may from time to time designate by notice to the other parties.

     5.2 Successors and Assigns. Except as otherwise expressly provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, transferees, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     5.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement of the parties with respect to the matters contemplated hereby and supersedes any other agreement, whether written or oral, that may have been made or entered into by any party relating to the matters contemplated hereby.

     5.4 Amendment. This Agreement, or any provision hereof, may be amended only in writing signed by Acquiror and by any Shareholder that is bound or affected by such Amendment.

     5.5 Waiver. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other parties; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

     5.6 Governing Law. This Agreement, including without limitation, the interpretation, construction and validity hereof, shall be governed by the laws of the State of Oklahoma without regard to its conflict of laws principles.

     5.7 Severability. The parties agree that if one or more provisions contained in this Agreement shall be deemed or held to be invalid, illegal or unenforceable in any respect under any applicable law, this Agreement shall be construed with the invalid, illegal or unenforceable provision deleted, and the validity, legality and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby.

     5.8 Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original copy of this Agreement and all of which together will be deemed to constitute one and the same document effective as to Acquiror and each Shareholder that has signed any such counterpart.

     5.9 Section Headings. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

     5.10 Dispute Resolution. The parties intend that any disputes between Acquiror and the Shareholders concerning this Agreement shall be resolved by arbitration as provided in the Reorganization Agreement, and the provisions of
Section 10.12 of the Reorganization Agreement shall be controlling with regard to any such dispute in connection with this Agreement. However, to the extent arbitration shall be held by a court of competent jurisdiction to be unenforceable, the parties agree as set forth in Section 6.11 below.

     5.11 Jurisdiction and Venue. Subject to Section 6.10 above, each of the parties hereby consents to the bringing of any suit, action or proceeding with respect to this Agreement in (i) the Oklahoma state courts of competent jurisdiction in Oklahoma County, Oklahoma or in the United States District Court in which the City of Oklahoma City is located or (ii) the Texas state courts of competent jurisdiction in Harris County, Texas or in the United States District Court in which the City of Houston is located. ALL PARTIES HEREBY IRREVOCABLY WAIVE ANY OBJECTIONS WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE PERSONAL JURISDICTION OR VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN ANY SUCH COURT AND HEREBY FURTHER IRREVOCABLY WAIVE ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     5.12 Legal Fees and Expenses. If a court of competent jurisdiction or arbitrator appointed pursuant to the provisions of this Agreement makes a finding or judgment that a party has breached this Agreement, then such breaching party agrees to pay the costs and expenses (including reasonable attorneys fees and expenses) incurred by any other party in successfully (i) enforcing any of the terms of the Agreement against such breaching party or (ii) proving that such breaching party breached any of the terms of this Agreement.

     5.13 Rights Under Reorganization Agreement. Target acknowledges and agrees that the Shareholders are third-party beneficiaries of the representations, warranties, covenants and agreements of Target under the Reorganization Agreement and any and all rights of Acquiror under the Reorganization Agreement.

     5.14 Defined Terms.  Capitalized  terms not otherwise defined herein  have
the   meanings   set  forth  in  the   Reorganization Agreement.

                     [END OF PAGE - SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                               FLOTEK INDUSTRIES, INC.

                               By:   /s/ Jerry D. Dumas, Sr.
                                     ------------------------------
                                     Jerry D. Dumas, Sr.,
                                     President and CEO


                               CHEMICAL & EQUIPMENT SPECIALTIES, INC.

                               By:   /s/ Glenn S. Penny
                                     -------------------------------
                                     Glenn Penny, President


                               "SHAREHOLDERS"

--------------------------------------------------------------------------------




                                                                    EXHIBIT 99.2
                                                                    ------------


                                                                October 31, 2001

Lock-up Acquiror Shareholder:
----------------------------

TOSI, L.P.
William R. Ziegler
Hinckley Brook, Inc.
Saxton River Corporation
Jerry D. Dumas, Sr.
Gary M. Pittman


                     Acquiror Shareholder Lock-Up Agreement


Chemical and Equipment Specialties, Inc.
P. O. Box 1006
Duncan, OK  73533

and

Flotek Industries, Inc.
7030 Empire Central Drive
Houston, TX  77040


        Re: Lock-Up Agreement - Sale of Flotek Common Stock
            -----------------------------------------------

Ladies and Gentlemen:

          In order to induce you to consummate that certain Agreement and Plan of Reorganization by and between Flotek Industries, Inc. ("Flotek") and Chemical and Equipment Specialties, Inc. ("CESI") dated as of August 15, 2001 ("Reorganization Agreement"), the undersigned shareholder of Flotek hereby agrees that, without the prior written consent of CESI and Flotek, the undersigned will not, during the period beginning on the date hereof and ending one year after the Merger Closing Date (as defined in the Reorganization Agreement):

          (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or Flotek ("Common Stock"), or any securities of Flotek which are substantially similar to the Common
                Stock, or any securities convertible into or exercisable or exchangeable for Common Stock (including, but not limited to, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of any stock options or warrants);

          (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities of the Company which are substantially similar to the Common
                Stock, including, but not limited to, any security convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; or

          (3) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any substantially similar securities of the Company, including but not limited to, any security convertible into or exercisable or exchangeable for Common Stock.

          Notwithstanding the foregoing, the undersigned may (i) make transfers of the Common Stock in private transactions not involving a broker or dealer provided the transferee agrees to abide by this Agreement and (ii) publicly sell shares of Common Stock to the extent permitted by Rule 144 provided he complies with the volume limitations based on average trading volume as provided in Rule 144(e)(1)(ii) rather than one percent of the shares outstanding as provided in Rule 144(e)(1)(i).

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this lock-up agreement and that it is not a party to any agreement or understanding that would cause a breach of this lock-up agreement if it were entered into during the period in which the restrictions set forth herein are effective.

          In furtherance of the foregoing, Flotek and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this lock-up agreement.

          All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

          This agreement shall automatically terminate if the Reorganization Agreement is terminated for any reason.

                               Very truly yours,


                               Jerry D. Dumas, Sr.
                               President, Chairman and CEO


          IN WITNESS WHEREOF, the parties have executed this Agreement as of the 31st day of October, 2001



                                    TOSI, L.P.

                                    By: Pittman Property  Corp., a Texas
                                        Corporation, General Partner

                                        /s/ J. W. Beavers, Jr.
                                    ---------------------------------------
                                    By: J.  W. Beavers, Jr., President


                                        /s/ William R. Ziegler
                                    ---------------------------------------
                                    William R. Ziegler, an individual


                                    Hinckley Brook, Inc.


                                         /s/ Jerry D. Dumas, Sr.
                                    ---------------------------------------
                                    By:  Jerry D. Dumas, Sr., President


                                    Saxton River Corporation

                                         /s/ Jerry D. Dumas, Sr.
                                    ---------------------------------------
                                    By:  Jerry D. Dumas, Sr., President


                                         /s/ Jerry D. Dumas, Sr.
                                    ---------------------------------------
                                    Jerry  D. Dumas, Sr., individual


                                        /s/ Gary M. Pittman
                                    ---------------------------------------
                                    Gary M. Pittman, an individual